Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

Regional Management Corp. and Subsidiaries

979 Batesville Road

Greer, SC 29651

And

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

And

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

We have performed the procedures enumerated below, which were agreed to by Regional Management Corp. and Subsidiaries (referred to herein as the “Company” or “Responsible Party”), Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, (together with the Company, referred to herein as the “Specified Parties”), on certain records and transactions of the Responsible Party for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of loan receivable-backed notes issued by Regional Management Issuance Trust 2019-1 (the “Proposed Transaction”) in accordance with the confidential Preliminary Offering Memorandum dated on or around October 2019. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction in accordance with the confidential Preliminary Offering Memorandum dated on or around October 2019. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings

For the purpose of this report:

(i)

The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	Certain data fields in the Loan Data File, signed Loan Contract, and Aged Trial Balance shall be herein referred to as “Specified Attributes”;

(iii)	The term “Loan Contract” or “Contract” means consumer installment contracts;

(iv)	The term “Obligor” means the borrower(s) stated on the Contract;

(v)	The term “Loan Payment History Screen” refers to a screen image that the Company’s management represented as information from its loan subsidiary system, which includes the loan payment history;

(vi)	The term “Statistical Calculation Date” refers to August 31, 2019; and

(vii)

The term “Aged Trial Balance” refers to the computer-generated report provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction such as gross balance and unearned interest of each consumer installment contract. Management represented that the Aged Trial Balance was extracted via a web application linked directly to the loan subsidiary system.

On September 17, 2019, the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of August 31, 2019 (the Statistical Calculation Pool). The Loan Data File contained 27,852 individual customer loans, herein referred to as the “Underlying Assets,” which management represented was the entire population of the Underlying Assets in the proposed transaction. At the Specified Parties’ request, we selected a random sample of 160 individual customer loans from the Loan Data File and performed the agreed-upon procedures as outlined in the arrangement letter dated September 16, 2019. From September 17, 2019 to September 27, 2019, the Company provided us with the source documents referenced in Exhibit A related to the respective 160 individual customer loans.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. At the instruction of the Specified Parties, a difference of 1% or less for those Specified Attributes expressed in dollars or percentages (the “agreed upon threshold”) would not be reported to you. We found all Specified Attributes to be in agreement to source documents within the agreed upon threshold.

For the sample, we recalculated the scheduled contract maturity date based on the term of the Contract, the due date of the first payment by the Obligor, and the remaining term as of the Statistical Calculation Date. We then compared our recalculation to the source document. We noted no exceptions in our comparison of the recalculations to the source documents within the agreed upon threshold.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We also performed the following procedures on the sample of 160 Underlying Assets:

•	Inspected the presence of an electronic copy of a signed Loan Contract.

We noted no exceptions in our procedures outlined above within the agreed upon threshold.

We noted the following observations in our procedures outlined above:

Of the 160 customer loans selected, three loans had received deferrals prior to August 31, 2019. Each deferral was for one month and resulted in a difference between the current maturity date per the Loan Data File and the maturity date per the Loan Contract by the number of deferrals the respective loans experienced.

Of the 160 customer loans selected, three loans did not have the origination fee removed from the amount financed field within the loan subsidiary system, therefore, the amount financed per the Loan Data File was overstated compared to the Loan Contract by the amount of the origination fees. The overstated amount was less than the agreed upon threshold on an individual loan basis. Regional Management Corp. informed us that this issue is isolated to loans originated in North Carolina that were previously migrated to the current loan subsidiary system from the legacy loan subsidiary system. The impact on the remaining loans not selected for our procedures was not quantified.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to Source Documents as listed in Exhibit A in connection with the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the loan receivable-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

This report is intended solely for the information and use of Specified Parties, and is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina

October 15, 2019

Exhibit A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Contract identification number (Current Account)	Loan Contract
2	Contract origination date (Origination_Date)	Loan Contract
3	Contract maturity date (Current_Maturity_Date)	Loan Contract
4	Amount financed (AMOUNT_FINANCED)	Loan Contract
5	Original Contract Term (Original_Term)	Loan Contract
6	Monthly payment (Regular_Payment_Amount)	Loan Contract
7	Annual Percentage Rate (APR) (aprate)	Loan Contract
8	Branch state (Branch_State)	Loan Contract
9	Required first payment date (First_Pay_Date)	Loan Contract
10	Balance as of the Statistical Calculation Date (Principal_Balance)	Aged Trial Balance
11	Delinquency status as of the Statistical Calculation Date (Delinquency_Bucket)	Loan Payment History Screen
12	Maturity date based on the term of the Contract and the due date of the first payment by the Obligor (recalculation based on the Current_Maturity_Date)	Loan Contract
13	Remaining term as of the Statistical Calculation Date (recalculation based on current Current_Maturity_Date)	Loan Contract

Exhibit B—Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the arrangement letter dated September 16, 2019.

Specified Attribute
NLS Account Reference #
Borrower State
Borrower Zip
Gross Loan Amount
Credit Score
Remaining Term
Bankruptcy Flag
Entity Name
Renewal Flag
Extensions last 12 months
Last Extension Date
Security
Loan Type
Have Image
NLS Originated